UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported)
July 19, 2010

AMERICAN ENVIRONMENTAL ENERGY, INC.
(Exact name of Registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

33-38119-C
(Commission File Number)

41-1619632
(IRS Employer Identification Number)

650 Town Center Drive
Suite 860
Costa Mesa, California 92626
(Address of principal executive offices)

(949) 610-8470
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01

American Environmental Energy, Inc. (the “Company”) is in the process of updating its audited financial statements and periodic reports due under the Securities Exchange Act of 1934.  Attached as Exhibit 99.1 are the audited consolidated financial statements for the fiscal years ended December 31, 2008 and 2007, and the accompanying report of Weaver & Martin, LLC, the Company’s independent auditors.

The Company is in the process of completing its audited financial statements for the fiscal year ended December 31, 2009, and the unaudited financial statements for 2010.  Upon completion, the Company will bring its periodic reports current.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

23.1           Consent of Independent Registered Public Accounting Firm.

99.1           Audited Consolidated Financial Statements for the years ended December 31, 2008 and 2007.

# # #

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN ENVIRONMENTAL ENERGY, INC.
(Registrant)

By: /s/ Brent A. Brewer

Name: Brent A. Brewer
Title: Chairman of the Board, President,
Principal Executive Officer,
Principal Financial Officer, Principal
Accounting Officer, Treasurer and Secretary

Date: July 20, 2010